Exhibit 99.1

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Gaining Momentum
Insituform Technologies

Sewer Market

(3%) Poor
Very Poor (2%)
(3%) Fair
Life Elapsed (5%)
(19%) Good
Excellent (69%)
1980
Very Poor (2%)
Life Elapsed (7%)
(14%) Poor
Excellent (43%)
(18%) Fair
(17%) Good
2000
Life Elapsed (9%)
Very Poor (23%)
Excellent (33%)
(13%) Poor
Good (11%)
(12%) Fair
2020

Percentage of Pipe by Classification

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Gaining Momentum
Insituform Technologies

Insituform's Three Distinct Business Segments

82%

Sewer Rehabilitation

"CIPP"

10%

Tunneling

"Affholder"

8%

Industrial Pipe Rehabilitation

"United Pipelines"

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Gaining Momentum
Insituform Technologies

Growth

Technological Innovation

Operational Excellence

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Gaining Momentum
Insituform Technologies [logo]

Gaining Momentum
Insituform Technologies [logo]

This communication contains statements and information that constitute forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995. These statements are based on Insituform's current expectations and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. Risks, uncertainties and assumptions include, without limitation, the company's expectations regarding the growth of its markets and the results to be achieved from its initiatives.
Insituform assumes no obligation and expressly disclaim any duty to update the information contained herein except as required by law. Investors are advised to review the Company's annual, quarterly and periodic reports filed with the
Securities and Exchange Commission.

Gaining Momentum
Insituform Technologies [logo]

•  1972 EPA Clean Water Act

•  Sanitary Sewer Overflows

•  Infiltration

[photo]    [photo]    [photo]    [photo]

Gaining Momentum
Insituform Technologies [logo]

Insituform’s Core Business

•  Invented the industry in 1971

•  Leading market share (worldwide)

•  Operating in 25 countries on 4 continents

•  Worldwide name brand/name recognition

•  Technology leader (numerous patents)

•  Vertically integrated

•  Anticipate more than 10% growth (in an 8% market)

Gaining Momentum
Insituform Technologies [logo]

Sewer Market

•  Sewer rehab spending currently projected to grow between 8% and 10%

•  Insituform’s sewer rehab growth outpaces market growth

[photo]

Gaining Momentum
Insituform Technologies [logo]

Sewer Market

•  Wastewater systems received a D- on the ASCE 2005 Report Card for American Infrastructure

•  EPA estimates by 2020, 45% of all sewer pipes will be categorized in poor or worse condition

Percentage of Pipe by Classification

1980		2000		2020

Excellent	(69%)	Excellent	(43%)	Excellent	(33%)
Good	(19%)	Good	(17%)	Good	(11%)
Fair	(3%)	Fair	(18%)	Fair	(12%)
Poor	(3%)	Poor	(14%)	Poor	(13%)
Very Poor	(2%)	Very Poor	(2%)	Very Poor	(23%)
Life Elapsed	(5%)	Life Elapsed	(7%)	Life Elapsed	(9%)

Gaining Momentum
Insituform Technologies [logo]

Funding Gap

•  Need is far outpacing current demand

•  Municipalities are left to foot the bill with little help from federal government

-  User fees

-  Revenue bonds

-  Grants, loans, aid

•  Water groups have proposed water trust fund

Gaining Momentum
Insituform Technologies [logo]

International Water & Sewer Market

•	U.S. makes up 4.6% of world’s population

•	Water loss is a multi Billion dollar problem

•	Today in the US, the wastewater rehab market is currently 5 times larger than the water rehab market. Outside the US, this statistic is reversed

•	International opportunities, especially new markets, are primarily water rehab	[photo]

Gaining Momentum
Insituform Technologies [logo]

Insituform’s Three Distinct Business Segments

[82% photo]	[10% photo]	[8% photo]
Sewer Rehabilitation	Tunneling	Industrial Pipe Rehabilitation
“CIPP”	“Affholder”
“United Pipelines”

Gaining Momentum
Insituform Technologies [logo]

[Insituform BlueTM logo]

•	Insituform's newly formed drinking water division

•	Insituform has developed iTAP™, a robotic method of internally reinstating service connections (patent pending)

•	Current projects in North America, Europe and Asia

[photo]

Gaining Momentum
Insituform Technologies [logo]

[Insituform BlueTM logo]

•	Water decision makers respect the Insituform brand

•	Insituform sales staff already call on many water decision makers

•	Insituform has a family of products to serve this market:

—	iTAP™— internal reinstatement of service connections

—	Thermopipe™— polyester-reinforced PE lining solution for distribution mains

—	PolyFlex™ & PolyFold™— PE solutions for transmission lines

Gaining Momentum
Insituform Technologies [logo]

United Pipeline Systems

•	Tite Liner® and Safetyliner™ product lines

•	#1 in crude oil pipeline repair and rehabilitation

•	Currently working on four continents

•	Perfect solution for pipeline corrosion (e.g. Alaska)

•	Experiencing rapid growth (even before the Alaskan pipeline issue surfaced)

•	Anticipate possible new crude oil pipeline regulation

•	Also serving mining clients

Gaining Momentum
Insituform Technologies [logo]

Growth

Technological Innovation

Operational Excellence

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